COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company and its subsidiaries facilities leased and motor vehicles leased under several operating lease agreements for different periods ending in 2020.

Future minimum lease commitments under non-cancelable operating leases are as follows:

Year ended December 31,

2019	$141
2020	110
2021	33

Total	$284

b.	Assets pledged as collateral:

As collateral for the Company's loan mortgages, a fixed pledge has been placed on the Company's subsidiaries in Luxemburg shareholders' equity. See Note 9a.

c.
Israel Innovation Authority commitments:

Until the sale of the Video Activity the Company participated in programs sponsored by the Israeli Government and by the European Commission for the support of research and development activities.

The Company was obligated to pay royalties to the Israel Innovation Authority ("IIA"), in the amount of 3%-3.5% of the sales recorded from products and other related revenues generated from such projects, up to 100% of the grants received, linked to the U.S. dollar and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company was undergoing an audit by the IIA for royalties paid before the sale of the Company's Video business. As of December 31, 2018, the Company has sufficient provisions to cover the expected outcome of such review process. The provision for the above commitments was recorded under liabilities attributed to discontinued operations as the Company has no further obligation to pay royalties on revenues generated by the Video Activity subsequent to its sale.

d.
In June 2017, Aberdeen Associates LLC, a Delaware limited liability company, extended a $7,000, 5-year fixed-rate loan facility (the “Loan Facility”) to the Company’s subsidiary, Optibase Inc. secured by a pledge of 100% of its membership interest in Optibase Chicago 300, LLC. The Loan Facility will bear interest at an annual rate of 5% of the amount drawn, and is compounded and paid quarterly until the maturity on June 1, 2022. As of December 31, 2018, the Company has not drawn down any funds under the Loan Facility.

e.	Legal claims and contingent liabilities:

1.
On October 26, 2014, the Company received a letter on behalf of two purported shareholders (the "Shareholders") demanding the Company to file a derivative claim against its controlling shareholder and directors and officers, according to procedures of the Companies Law and requesting discovery of internal documents. The demand alleges, among other things, breach of fiduciary duties by directors and officers with respect to the approval of the transaction to acquire condominium units in Miami Beach, Florida, (the "Transaction"), in accordance with the Companies Law. The Company presented the Shareholders, at their request, with certain materials in connection with the Transaction for their review.

On May 12, 2015 the Company has been served with a motion to approve the filing of a derivative claim against its controlling shareholder, directors and CEO and against certain former controlling shareholder and directors, (the "Motion").

The Claim alleges, among other things, a breach of fiduciary duties by the Company directors, officers and controlling shareholder, and an exploitation of a business opportunity by the Company current and former controlling shareholder with respect to certain private placements of the Company's shares to its controlling shareholder.

The Claim further alleges, that such private placements constitute a prohibited distribution as the shares were issued for an unfair consideration. As a result of the above, the Applicants request the Court to allow them to continue with this derivative claim and ultimately to require all the defendants to pay the Company an aggregate amount of approximately $ 41,900, as well as required the Companies shareholder (current and former) to pay to the Company approximately $ 2,800 plus interest (for the exploitation of a business opportunity). The Applicants further require reimbursement of expenses, legal fees and award to the Applicants.

On November 8, 2015, The Company has submitted its response to the Motion and Claim together with an expert opinion. The Company has raised several arguments against the Motion including, inter alia, preliminary claims to dismiss the Motion in-limine. On November 13, 2015, the directors, CEO and former directors submitted their response to the Motion.

On September 6, 2016, the Applicants submitted to the District Court their answer to the Company's response to the motion to approve the filing of a derivative claim, together with an expert opinion.

On October 30, 2016, a pre-trial hearing was held during which the Court gave instruction regarding the scope of disclosure that the Company needs to discover.

On March 14, 2017 the Company, the Company's directors, CEO and former directors' submitted an expert opinion as a response to the expert opinion submitted by the Applicants.

On May 29, 2017 our controlling shareholder submitted an expert opinion as a response to the expert opinion submitted by the Applicants.

The first cross-examination hearing was held on October 31, 2017, and additional hearings were held on November 19, 2017, December 5, 2017, February 25, 2018, October 7, 2018, December 2, 2018 and December 18, 2018.

The summaries submission of the Company is scheduled for March 31, 2019, and of the Applicants is scheduled for April 15, 2019..

At this stage the Company cannot provide an assessment as to the chances of the claim and the exposure to the Company.

2.
On March 6, 2019, the Company has  notified that Swiss Pro Capital Limited, a company organized under the laws of Switzerland, has filed a legal claim against the Company's subsidiaries, Optibase RE 1 s.a.r.l and Optibase Real Estate Europe SARL pursuant to which Swiss Pro mainly demands the exercise of a granted option to purchase 20% of the shares of Optibase RE 1 s.a.r.l, the owner of the Rümlang property, or the Option, in connection with an option agreement between Swiss Pro and the Company's subsidiaries, dated March 1, 2010, or the Agreement.

            Swiss Pro alleges that by calculating the formula under the Agreement, the exercise price of the Option is zero, and as such Swiss Pro claims that it holds 20% of the shares of Optibase RE 1 s.a.r.l. as of May 25, 2016, the date on which Swiss Pro has informed the Company's subsidiaries about the exercise of the Option. In addition, Swiss Pro alleges that the Company's subsidiaries be ordered to carry out the actions required for the allotment of the exercisable shares, and demands that Optibase Real Estate Europe SARL be ordered to pay Swiss Pro an amount of CHF 450 for additional charges made since the exercise of the Option and its alleged stake in the cash held by Optibase RE 1 s.a.r.l.

The filing of the legal claim was preceded by an exchange of letters between Swiss Pro and the Company during 2015 and 2016 in connection with Swiss Pro's claim for the exercise of the Option. The Company has responded to the allegations then raised by Swiss Pro and rejected them all (see the disclosure of such exchange of letters in its annual reports on Form 20-F for the years 2015 through 2017). The Company maintain its rejection of Swiss Pro's allegations and believe the legal claim to be without merits.

3.
On April 16, 2015, the Company's subsidiary Eldista GmbH, filed a claim to the court in Switzerland in an amount of CHF 961 due to damages and unpaid amounts from a specific tenant. Shortly thereafter, the tenant filed a counterclaim against Eldista GmbH in an amount of CHF 157 for damages allegedly caused to it. The court suggested the parties to transfer to mediation proceedings which failed. The court handed down a partial judgment on 31, October 2016, dismissing Eldista GmbH's claim (though it had not yet examined the issue of the damages). Eldista GmbH filed an appeal against the judgment, but it was dismissed on June 12, 2017. On May 2, 2018, the court ruled that the damages owned to the tenant shall amount to approximately CHF 53 plus interest 5% as of June 4, 2014. An appeal has been filed and is currently pending before the supreme court. Should the supreme court confirm the first judgment, Eldista GmbH will most likely have a counterclaim against the former real estate agency that was managing the CTN Complex, although there is also a possibility that a judge would consider that the latter committed no breach or that only a portion of the damage can be recovered by the agency.

At this stage, the Company cannot assess whether the supreme court will receive or dismiss the appeal.

4.
On March 1 2017, the Company's subsidiary Eldista Gmbh, received a notice from its largest tenant in Switzerland, LEM Switzerland SA, or LEM, regarding the deposit of the monthly rent for March 2017 amounting to approximately CHF 279  vat inclusive with Banque cantonale de Genève under the control of the Pouvoir judiciaire of the Canton of Geneva, as a preliminary process for filing a claim with the Commission de Conciliation en Matière de Baux et Loyers of the Canton of Geneva, or the Commission. LEM claims that there are serious defects affecting the rented premises, which merit LEM with a reimbursement of approximately CHF 2,400 ((excluding VAT) as well as approximately CHF 69 as indemnification for consequential damages for the years 2014 and 2015. LEM also reserves its claims regarding damages suffered before year 2014. On April 5, 2017 LEM withdrew the deposit of the monthly rent for March 2017 with Banque cantonale de Genève under the control of the Pouvoir judiciaire of the Canton of Geneva and released the amount to the Company. Thus, paying the full payment of the rent.

Based on LEM’s submissions filed during the first hearing before the court, LEM is requesting a 20% rent reduction amounting to a capital amount of CHF 3,094for the period starting from  February 1, 2012, until June 30, 2017, with 5% moratory interest per year starting from October 23, 2017, corresponding to approximately CHF 154 per year, based on the various defects allegedly affecting the rented premises. In addition, LEM is claiming for related damages an amount of approximately CHF 168, subject to amplification, with 5% moratory interest per year starting from October 23, 2017. LEM’s claim for rent reduction was reduced to 10% from July 1, 2017, until repair of the alleged defects or entry into force of the judgment, that is to say a capital amount of approximately CHF 286 if considered from July 1, 2017, until June 31, 2018. LEM further demands to be reserved the right to claim the reimbursement of overpaid ancillary fees. A first hearing took place on June 26, 2018, before the first instance court for lease matters, and a second hearing took place on November 7, 2018. The next hearing (personal appearance of the parties and witness hearing) could be appointed by the court, which is not likely to happen before end of March 2019, or even after Easter, depending on the agenda of the court.

As of December 31, 2018, the Company has sufficient provisions to cover the expected outcome of this claim.